UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 16, 2005

TradeStation Group, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Florida	000-31049	650977576
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

8050 SW 10th Street, Suite 4000, Plantation, Florida		33324
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(954) 652-7000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 1.01 Entry into a Material Definitive Agreement.

On June 16, 2005, TradeStation Securities, Inc., a wholly-owned subsidiary of TradeStation Group, Inc. (the "Company"), entered into a Loan Agreement with Wachovia Bank, National Association ("Wachovia Bank"), for a revolving credit facility, of which the Company is the guarantor. The revolving credit facility provides for borrowings up to $10 million, expires on the first anniversary (June 16, 2006) if not renewed, and is payable on demand. The credit facility is available for TradeStation Securities' short-term working capital needs. Borrowings under the credit facility bear interest at the LIBOR Market Index Rate plus 1.70%, and the outstanding balance must be paid down to a maximum balance of $1,000 on at least five days each month. Accrued interest is payable monthly commencing June 30, 2005.

There is an unused line of credit fee equal to 25 basis points per annum on the average daily unused available principal balance for the preceding calendar quarter, which shall be waived if the Company and/or any of its subsidiaries maintain, in the aggregate, on average during a quarterly period, over $1 million of deposits with Wachovia Bank during the first year and, if renewed, over $10 million thereafter.

The loan documents for the revolving credit facility contain certain affirmative and negative covenants and certain events of default customary for facilities of this type, including a Funded Debt to EBITDA Ratio (as defined) requirement of not more than 1.00 to 1.00, which will be monitored for compliance purposes quarterly on a rolling four quarter basis.

The foregoing description of the new credit facility is qualified in its entirety by reference to the loan documents that set forth its terms, which are filed as Exhibits 10.1, 10.2 and 10.3 to this report and are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this report is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit No. 10-1: Loan Agreement, dated June 16, 2005, by and between TradeStation Securities, Inc. and Wachovia Bank, National Association

Exhibit No. 10-2: Promissory Note, dated June 16, 2005, executed by TradeStation Securities, Inc. in favor of Wachovia Bank, National Association

Exhibit No. 10-3: Unconditional Guaranty, dated June 16, 2005, executed by TradeStation Group, Inc. in favor of Wachovia Bank, National Association

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TradeStation Group, Inc.

June 20, 2005	By:	/s/ David H. Fleischman

Name: David H. Fleischman
Title: Chief Financial Officer, Vice President of Finance and Treasurer

Top of the Form

Exhibit Index

Exhibit No.	Description

10.1	Loan Agreement, dated June 16, 2005, by and between TradeStation Securities, Inc. and Wachovia Bank, National Association
10.2	Promissory Note, dated June 16, 2005, executed by TradeStation Securities, Inc. in favor of Wachovia Bank, National Association
10.3	Unconditional Guaranty, dated June 16, 2005, executed by TradeStation Group, Inc. in favor of Wachovia Bank, National Association